Inspire Corporate Bond Impact ETF

IBD

a series of Northern Lights Fund Trust IV

Supplement dated July 5, 2017

to the Prospectus and Statement of Additional Information dated February 10, 2017 ______________________________________________________________________

Effective immediately, the creation unit size for the Inspire Corporate Bond Impact ETF is changed to 100,000. Consequently, all references to the creation unit size in the Inspire Corporate Bond Impact ETF’s Prospectus and Statement of Additional Information are deleted and replaced with 100,000 Shares.

Also effective immediately, the Corporate Bond Impact ETF will declare and pay dividends monthly. The change to the prospectus and statement of additional information will be as follows:

•	The following replaces the second paragraph in the section DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES on page 20 of the prospectus:

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by Inspire Global Hope ETF and Inspire Small/Cap Impact ETF and monthly by Inspire Corporate Bond Impact ETF. The Funds distribute their net realized capital gains, if any, to shareholders annually.

•	The following replaces the first sentence in the first paragraph in the section Taxes on Distributions on page 21 of the prospectus:

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly by Inspire Global Hope ETF and Inspire Small/Cap Impact ETF and monthly by Inspire Corporate Bond Impact ETF.

•	The following replaces the fourth paragraph in the section TAX STATUS, on page 36 of the statement of additional information:

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly for the Inspire Global Hope Large Cap ETF and the Inspire Small/Mid Cap Impact ETF, and distributions of net investment income will be made monthly for the Inspire Corporate Bond Impact ETF. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

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This Supplement, and the Prospectus and Statement of Additional Information dated February 10, 2017, as amended March 16, 2017, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling 877.658.9473.

Please retain this Supplement for future reference.